UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

FORM N-Q

SEPTEMBER 30, 2011

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 91.2%
CONSUMER DISCRETIONARY - 8.6%
Automobiles - 1.5%
Daimler Finance NA LLC, Senior Notes	3.000%	3/28/16	$1,410,000	$1,419,245	(a)
Daimler Finance NA LLC, Senior Notes	3.875%	9/15/21	1,500,000	1,466,277	(a)
Escrow GCB General Motors	8.250%	7/15/23	650,000	6,500	(b)(c)
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	2,870,000	2,779,354
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	2,230,000	2,222,240

Total Automobiles				7,893,616

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp., Senior Notes	2.625%	1/15/22	820,000	815,768
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	840,000	949,200

Total Hotels, Restaurants & Leisure				1,764,968

Media - 5.6%
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	3,135,000	4,008,097
Comcast Corp., Bonds	6.400%	5/15/38	10,000	11,551
Comcast Corp., Senior Notes	6.400%	3/1/40	1,030,000	1,202,935
News America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	5,066,866
TCI Communications Inc.	7.125%	2/15/28	180,000	221,124
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,970,000	2,050,092
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,870,000	2,345,072
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	2,500,000	2,449,890
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	1,290,000	1,326,455
Time Warner Cos. Inc., Debentures	7.570%	2/1/24	2,110,000	2,596,906
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,068,000	2,704,477
United Business Media Ltd., Notes	5.750%	11/3/20	2,040,000	2,183,659	(a)
Virgin Media Secured Finance PLC, Senior Notes	5.250%	1/15/21	810,000	873,256
WPP Finance UK	5.875%	6/15/14	610,000	659,763
WPP Finance UK, Senior Notes	8.000%	9/15/14	970,000	1,098,558

Total Media				28,798,701

Multiline Retail - 0.5%
Macy’s Retail Holdings Inc., Debentures	6.650%	7/15/24	2,230,000	2,550,714

Specialty Retail - 0.6%
Gap Inc., Senior Notes	5.950%	4/12/21	3,000,000	2,826,762

TOTAL CONSUMER DISCRETIONARY				43,834,761

CONSUMER STAPLES - 3.9%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,700,000	1,984,026

Food & Staples Retailing - 1.2%
Delhaize Group, Senior Notes	6.500%	6/15/17	846,000	990,088
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,379,773
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	2,190,000	2,411,306	(a)
Safeway Inc., Senior Notes	6.350%	8/15/17	1,050,000	1,216,135

Total Food & Staples Retailing				5,997,302

Food Products - 0.5%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	2,130,000	2,414,681

Tobacco - 1.8%
Altria Group Inc., Senior Notes	4.750%	5/5/21	3,040,000	3,150,528
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,570,000	1,841,974
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,468,748
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	690,000	734,641
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,770,000	2,121,170

Total Tobacco				9,317,061

TOTAL CONSUMER STAPLES				19,713,070

ENERGY - 14.1%
Energy Equipment & Services - 0.9%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,610,000	1,850,664
Schlumberger Investment SA, Notes	3.300%	9/14/21	1,110,000	1,113,448	(a)
Transocean Inc., Senior Notes	5.250%	3/15/13	1,760,000	1,833,860

Total Energy Equipment & Services				4,797,972

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - 13.2%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	$3,211,000	$3,812,976
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	90,000	98,548
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,970,000	2,212,757
Apache Corp., Senior Notes	6.000%	1/15/37	466,000	581,914
Apache Corp., Senior Notes	5.100%	9/1/40	370,000	414,404
Apache Corp., Senior Notes	5.250%	2/1/42	1,670,000	1,898,663
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,030,000	983,650	(a)
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	2,118,000	2,281,662
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	350,000	361,986
ConocoPhillips, Notes	6.500%	2/1/39	1,290,000	1,716,858
ConocoPhillips, Senior Notes	6.000%	1/15/20	680,000	833,940
Devon Energy Corp., Senior Notes	5.600%	7/15/41	1,020,000	1,180,374
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,755,000	2,464,899
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,937,336
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	395,508
Enbridge Energy Partners LP, Senior Notes	4.200%	9/15/21	1,600,000	1,585,469
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	580,000	719,001
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	1,620,000	1,769,972
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	1,010,000	1,066,654
EOG Resources Inc., Senior Notes	5.875%	9/15/17	1,830,000	2,161,080
Gazprom, Loan Participation Notes	6.212%	11/22/16	143,000	144,430	(a)
Hess Corp., Notes	8.125%	2/15/19	600,000	774,472
Hess Corp., Notes	7.875%	10/1/29	2,074,000	2,798,521
Kerr-McGee Corp., Notes	6.950%	7/1/24	830,000	972,220
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	2,252,000	2,274,520	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	1,660,000	1,860,199
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	1,110,000	1,206,449
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	13,064,693
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,614,757
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,050,096
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,830,000	1,912,350
Spectra Energy Partners LP, Senior Notes	4.600%	6/15/21	1,970,000	2,018,996
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,000,000	1,320,136
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	174,000	180,981	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	2,384,000	2,831,308
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	260,000	312,978
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,580,000	2,070,941
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,422,221

Total Oil, Gas & Consumable Fuels				67,307,919

TOTAL ENERGY				72,105,891

FINANCIALS - 37.5%
Capital Markets - 5.2%
GFI Group Inc., Senior Notes	8.375%	7/19/18	1,930,000	1,804,550	(a)
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	4,720,000	4,286,345
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,555,000	2,221,875	(d)(e)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	1,180,000	1,149,959
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,162,176
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,342,902
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,026,187
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,430,000	2,370,771
Jefferies Group Inc., Senior Notes	5.125%	4/13/18	1,030,000	965,907
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	3,303,000	825,750	(a)(b)(f)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,700,000	425,000	(a)(b)(f)

Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	7,512,000	0	(a)(b)(c)(f)(g)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	1,750,000	1,698,750
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	5,125,814
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	1,549,000	1,203,570

Total Capital Markets				26,609,556

Commercial Banks - 12.2%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,110,000	1,025,731

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
BAC Capital Trust XI, Notes	6.625%	5/23/36	$3,820,000	$2,902,069
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	6,430,000	3,568,650	(d)(e)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	2,756,000	2,731,885	(a)(d)
BankAmerica Capital III, Junior Subordinated Notes	0.819%	1/15/27	585,000	363,997	(d)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	2,105,000	1,947,125	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,810,000	1,642,575	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	2,700,000	2,531,812
BNP Paribas, Senior Notes	5.000%	1/15/21	530,000	519,829
BPCE SA, Subordinated Bonds	12.500%	9/30/19	2,383,000	2,316,726	(a)(d)(e)
CIT Group Inc., Secured Notes	5.250%	4/1/14	1,540,000	1,497,650	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	1,170,000	1,170,000	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	770,000	847,169
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	3,770,000	2,987,725	(a)(d)(e)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	1,390,000	1,345,213	(a)
Glitnir Banki HF, Notes	6.330%	7/28/11	3,063,000	811,695	(a)(b)(f)(h)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	4,458,000	0	(a)(b)(c)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	4,757,000	0	(a)(b)(c)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	1,490,000	908,900	(a)(d)(e)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	760,000	673,751	(a)(d)(e)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	2,500,000	2,087,500	(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	590,000	516,952	(a)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	5,130,000	4,565,177	(a)
Landsbanki Islands HF	7.431%	10/19/17	4,230,000	0	(a)(b)(c)(e)(f)(g)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	2,130,000	1,823,433	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,746,000	3,311,113	(a)(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	5,215,000	3,415,825	(d)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,820,000	1,695,874
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	760,000	706,605
Societe Generale, Senior Notes	5.200%	4/15/21	2,890,000	2,513,841	(a)
SunTrust Preferred Capital I	5.853%	12/15/11	424,000	326,480	(d)(e)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/21/11	9,613,000	7,918,709	(d)(e)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	540,000	562,543
Wells Fargo Capital X, Capital Securities	5.950%	12/1/36	3,069,000	3,005,908

Total Commercial Banks				62,242,462

Consumer Finance - 2.5%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	1,790,000	1,774,338
American Express Co., Subordinated Debentures	6.800%	9/1/66	3,029,000	2,945,702	(d)
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	4,690,000	4,617,286	(a)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	3,440,000	3,404,558

Total Consumer Finance				12,741,884

Diversified Financial Services - 11.8%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	3,814,000	3,756,790	(a)
Bank of America Corp., Senior Notes	3.750%	7/12/16	2,310,000	2,103,904
Bank of America Corp., Senior Notes	5.000%	5/13/21	2,020,000	1,805,478
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	562,000	603,813
Boeing Capital Corp., Senior Notes	2.900%	8/15/18	1,990,000	2,059,061
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,210,000	1,235,713
Citigroup Inc., Senior Notes	3.953%	6/15/16	2,050,000	2,047,296
Citigroup Inc., Senior Notes	5.375%	8/9/20	4,640,000	4,815,564
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,240,000	1,350,570
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	4,460,789
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	314,848

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Notes	5.300%	2/11/21	$8,880,000	$9,229,082
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	1,870,000	2,108,292
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	690,000	703,404
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,500,000	1,727,301
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/1/37	50,000	53,620
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	3,195,000	3,011,287	(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,253,000	3,168,485	(a)(d)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,116,000	1,090,890
International Lease Finance Corp., Notes	5.875%	5/1/13	3,351,000	3,250,470
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	610,000	530,976
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,430,000	2,451,262	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	2,920,000	2,932,369
JPMorgan Chase & Co., Subordinated Notes	1.511%	9/1/15	1,035,000	1,006,901	(d)
JPMorgan Chase Capital XXV, Junior Subordinated Notes	6.800%	10/1/37	720,000	724,815
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	970,000	976,480
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	3,278,000	2,917,420	(a)(d)

Total Diversified Financial Services				60,436,880

Insurance - 5.7%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	1,021,000	913,795	(d)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	2,294,000	1,600,065
American International Group Inc., Senior Notes	3.750%	11/30/13	2,700,000	2,703,834	(a)
American International Group Inc., Senior Notes	4.875%	9/15/16	2,770,000	2,658,460
American International Group Inc., Senior Notes	6.400%	12/15/20	310,000	316,371
ASIF Global Financing XIX	4.900%	1/17/13	90,000	91,191	(a)
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	1,829,398
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	1,060,000	1,044,270	(a)(d)(e)
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	976,921
Hartford Financial Services Group Inc., Senior Notes	6.300%	3/15/18	550,000	569,274
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	5,959,000	4,475,459	(d)(e)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	2,050,000	1,814,250	(a)
Liberty Mutual Group, Senior Notes	5.750%	3/15/14	720,000	750,515	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	7,352,000	6,553,485
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	2,320,000	2,525,900	(d)
Prudential Financial Inc., Senior Notes	6.200%	11/15/40	120,000	123,695

Total Insurance				28,946,883

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	670,000	646,118

TOTAL FINANCIALS				191,623,783

HEALTH CARE - 4.6%
Health Care Equipment & Supplies - 0.6%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	1,010,000	1,134,208
Hospira Inc., Senior Notes	6.050%	3/30/17	1,509,000	1,742,439

Total Health Care Equipment & Supplies				2,876,647

Health Care Providers & Services - 4.0%
Aetna Inc., Senior Notes	3.950%	9/1/20	670,000	693,764
CIGNA Corp., Senior Notes	4.500%	3/15/21	1,170,000	1,214,399
Express Scripts Inc., Senior Notes	3.125%	5/15/16	1,820,000	1,839,634
HCA Inc., Senior Notes	6.250%	2/15/13	2,130,000	2,169,937
Highmark Inc., Senior Notes	4.750%	5/15/21	1,400,000	1,426,666	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	600,000	679,724
Humana Inc., Senior Notes	6.300%	8/1/18	3,657,000	4,165,612

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - continued
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	$1,380,000	$1,221,300	(a)
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,080,988
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,020,000	1,083,750
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	96,000	111,080
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	2,340,000	2,587,399
WellPoint Inc., Senior Notes	4.350%	8/15/20	1,400,000	1,484,133

Total Health Care Providers & Services				20,758,386

TOTAL HEALTH CARE				23,635,033

INDUSTRIALS - 6.8%
Aerospace & Defense - 1.4%
BAE Systems Holdings Inc., Senior Notes	5.200%	8/15/15	1,118,000	1,225,258	(a)
Exelis Inc., Senior Notes	5.550%	10/1/21	2,680,000	2,689,439	(a)
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	3,320,000	3,398,850

Total Aerospace & Defense				7,313,547

Airlines - 2.2%
American Airlines 2011-2 Pass-Through Trust, Secured Notes	8.625%	10/15/21	1,970,000	1,957,688
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	858,656	858,656
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	558,849	564,437
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,865,757	1,940,387
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	808,020	840,341
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	1,448,984	1,521,433
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	466,079	454,427
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,120,000	1,153,600	(a)
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	1,310,000	1,332,925	(a)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	640,326	701,157

Total Airlines				11,325,051

Commercial Services & Supplies - 1.2%
Republic Services Inc., Senior Notes	4.750%	5/15/23	2,970,000	3,231,906
Waste Management Inc., Senior Notes	7.000%	7/15/28	2,500,000	3,156,970

Total Commercial Services & Supplies				6,388,876

Machinery - 0.9%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	3,750,000	4,366,823

Road & Rail - 1.1%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	2,260,000	2,237,183	(a)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	300,000	292,880	(a)
Burlington Northern Santa Fe LLC, Senior Notes	3.600%	9/1/20	1,730,000	1,763,961
Burlington Northern Santa Fe LLC, Senior Notes	3.450%	9/15/21	640,000	653,073
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	534,086

Total Road & Rail				5,481,183

TOTAL INDUSTRIALS				34,875,480

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment, Instruments & Components - 0.4%
Corning Inc., Senior Notes	5.750%	8/15/40	1,700,000	1,943,472

Semiconductors & Semiconductor Equipment - 0.2%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,090,000	1,247,159

TOTAL INFORMATION TECHNOLOGY				3,190,631

MATERIALS - 3.7%
Chemicals - 0.7%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,013,189
Potash Corp. of Saskatchewan Inc., Senior Notes	3.250%	12/1/17	60,000	62,541
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,200,376
PPG Industries Inc., Senior Notes	5.500%	11/15/40	1,240,000	1,423,457

Total Chemicals				3,699,563

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 2.8%
ArcelorMittal, Senior Notes	3.750%	3/1/16	$700,000	$644,291
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	2,330,000	2,393,952
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	1,260,000	1,220,185
Novelis Inc., Senior Notes	8.750%	12/15/20	990,000	975,150
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	750,000	1,010,801
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,083,733
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	742,032
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	751,900
Vale Overseas Ltd., Notes	6.875%	11/21/36	4,597,000	4,969,812
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	617,600	(a)

Total Metals & Mining				14,409,456

Paper & Forest Products - 0.2%
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	620,000	647,900

TOTAL MATERIALS				18,756,919

TELECOMMUNICATION SERVICES - 7.5%
Diversified Telecommunication Services - 6.2%
AT&T Corp., Senior Notes	8.000%	11/15/31	57,000	79,756
AT&T Inc., Senior Notes	4.450%	5/15/21	1,700,000	1,827,473
AT&T Inc., Senior Notes	5.350%	9/1/40	3,337,000	3,501,244
AT&T Inc., Senior Notes	5.550%	8/15/41	4,910,000	5,306,144
British Telecommunications PLC, Bonds	9.875%	12/15/30	1,575,000	2,284,564
Embarq Corp., Notes	7.082%	6/1/16	430,000	445,559
Telecom Italia Capital SpA, Senior Notes	6.000%	9/30/34	2,720,000	2,231,458
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	2,330,000	2,225,427
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	2,756,000	2,709,233
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	540,000	503,778
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	1,000,000	951,286
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	1,640,000	2,017,221
Verizon Global Funding Corp., Senior Notes	7.750%	6/15/32	1,715,000	2,366,865
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	4,388,000	5,168,283

Total Diversified Telecommunication Services				31,618,291

Wireless Telecommunication Services - 1.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,010,000	1,131,474
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	3,160,000	3,318,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,250,000	1,965,937

Total Wireless Telecommunication Services				6,415,411

TOTAL TELECOMMUNICATION SERVICES				38,033,702

UTILITIES - 3.9%
Electric Utilities - 3.1%
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,069,369
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	1,420,000	1,655,638
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,079,315
FirstEnergy Corp., Notes	6.450%	11/15/11	13,000	13,071
FirstEnergy Corp., Notes	7.375%	11/15/31	1,058,000	1,308,604
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	910,000	965,771
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	5,490,000	5,037,075	(a)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,208,000	1,446,516
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	500,000	666,972
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	1,530,000	1,516,741
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	720,000	1,181,986

Total Electric Utilities				15,941,058

Gas Utilities - 0.8%
CenterPoint Energy Resources Corp., Senior Notes	4.500%	1/15/21	2,700,000	2,781,870
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,312,562	(a)

Total Gas Utilities				4,094,432

Independent Power Producers & Energy Traders - 0.0%
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	28,000	22,680

TOTAL UTILITIES				20,058,170

TOTAL CORPORATE BONDS & NOTES (Cost - $488,285,896)				465,827,440

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 1.2%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	$580,000	$622,490	(a)
Education Funding Capital Trust, 2003-3 A6	1.692%	12/15/42	200,000	185,000	(c)(d)
Education Funding Capital Trust, 2004-1 A5	1.722%	6/15/43	850,000	788,375	(c)(d)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	2,520,000	2,613,275	(a)
Hertz Vehicle Financing LLC, 2009-2X A2	5.290%	3/25/16	400,000	435,691	(a)
SLM Student Loan Trust, 2011-A A3	2.729%	1/15/43	1,410,000	1,402,215	(a)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $5,897,919)				6,047,046

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.9%
Americold LLC Trust, 2010-ARTA A2FX	4.954%	1/14/29	1,400,000	1,477,5360	(a)
Extended Stay America Trust, 2010-ESHA A	2.951%	11/5/27	2,097,533	2,069,242	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.411%	4/25/20	18,760,043	1,417,280	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.684%	8/25/20	15,686,992	1,458,137	(d)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.145%	9/25/37	1,799,082	1,681,546	(d)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.150%	9/25/37	1,816,182	1,773,691	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $9,745,638)				9,877,432

COLLATERALIZED SENIOR LOANS - 0.9%
TELECOMMUNICATION SERVICES - 0.9%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,506,137	3,523,668	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,100,000	1,111,000	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $4,588,885)				4,634,668

MORTGAGE-BACKED SECURITIES - 0.3%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	2.339%	9/1/24	27,758	29,245	(d)

GNMA - 0.3%
Government National Mortgage Association (GNMA) II	4.000%	9/21/41	1,600,000	1,715,156	(j)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $1,694,525)				1,744,401

MUNICIPAL BONDS - 1.8%
California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	1,790,000	2,130,315

Georgia - 0.5%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,380,000	1,475,938
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,030,000	1,088,957

Total Georgia				2,564,895

Illinois - 0.9%
Illinois State, GO	5.665%	3/1/18	1,330,000	1,432,968
Illinois State, GO	5.877%	3/1/19	1,330,000	1,420,879
Illinois State, GO	5.100%	6/1/33	1,820,000	1,646,936

Total Illinois				4,500,783

TOTAL MUNICIPAL BONDS (Cost - $8,289,979)				9,195,993

SOVEREIGN BONDS - 0.2%
India - 0.2%

ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	657,000	548,595	(a)(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	218,000	182,030	(a)(d)

TOTAL SOVEREIGN BONDS (Cost - $862,802)				730,625

			SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
General Motors Co. (Cost - $302,463)			2,603	52,529

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 2.1%
FINANCIALS - 2.1%
Commercial Banks - 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		22,375	$592,937

Consumer Finance - 0.7%
GMAC Capital Trust I	8.125%		205,125	3,743,531	(d)

Diversified Financial Services - 1.0%
Citigroup Capital XII	8.500%		105,100	2,638,010	(d)
Citigroup Capital XIII	7.875%		98,475	2,600,725	(d)

Total Diversified Financial Services				5,238,735

Thrifts & Mortgage Finance - 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		595,470	1,190,940	*(d)
Federal National Mortgage Association (FNMA)	8.250%		82,500	156,750	*(d)

Total Thrifts & Mortgage Finance				1,347,690

TOTAL PREFERRED STOCKS (Cost - $21,485,769)				10,922,893

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
General Motors Co.		7/10/16	2,366	27,540
General Motors Co.		7/10/19	2,366	18,763

TOTAL WARRANTS (Cost - $343,222)				46,303

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $541,497,098)				509,079,330

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 0.3%
U.S. Government Agencies - 0.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.900 - 0.120%	1/10/12	$1,075,000	1,074,971	(k)(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/10/12	90,000	89,997	(k)(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.075%	2/1/12	125,000	124,996	(k)(l)

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,289,605)				1,289,964

TOTAL INVESTMENTS - 99.9% (Cost - $542,786,703#)				510,369,294

Other Assets in Excess of Liabilities - 0.1%				624,723

TOTAL NET ASSETS - 100.0%				$510,994,017

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of September 30, 2011.

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of September 30, 2011.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Rate shown represents yield-to-maturity.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GO	— General Obligation
IO	— Interest Only

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Corporate Bond Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Long-term investments†:
Corporate bonds & notes	—	$465,820,940	$6,500	$465,827,440
Asset-backed securities	—	5,862,046	185,000	6,047,046

Notes to Schedule of Investments (unaudited) (continued)

Collateralized mortgage obligations	—	9,877,432	—	9,877,432
Collateralized senior loans	—	4,634,668	—	4,634,668
Mortgage-backed securities	—	1,744,401	—	1,744,401
Municipal bonds	—	9,195,993	—	9,195,993
Sovereign bonds	—	730,625	—	730,625
Common stocks	$52,529	—	—	52,529
Preferred stocks	10,922,893	—	—	10,922,893
Warrants	46,303	—	—	46,303

Total long-term investments	$11,021,725	$497,866,105	$191,500	$509,079,330

Short-term investments†	—	1,289,964	—	1,289,964

Total investments	$11,021,725	$499,156,069	$191,500	$510,369,294

Other financial instruments:
Futures contracts	$204,733	—	—	$204,733

Total	$11,226,458	$499,156,069	$191,500	$510,574,027

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$691,005	—	—	$691,005

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET-BACKED SECURITIES	COLLATERALIZED SENIOR LOANS	TOTAL
Balance as of December 31, 2010	$0	*	—	$3,329,200	$3,329,200
Accrued premiums/discounts	—		—	1,001	1,001
Realized gain (loss)	—		—	—	—
Change in unrealized appreciation (depreciation)(1)	6,500		—	(69,449)	(62,949)
Net purchases (sales)	—		—	(3,260,752)	(3,260,752)
Transfers into Level 3	—		$185,000	—	185,000
Transfers out of Level 3	—		—	—	—

Balance as of September 30, 2011	$6,500		$185,000	—	$191,500

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(1)	$6,500		—	—	$6,500

*	Value is less than $1.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the

Notes to Schedule of Investments (unaudited) (continued)

Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (continued)

(g) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$25,371,866
Gross unrealized depreciation	(57,789,275)

Net unrealized depreciation	$(32,417,409)

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	144	12/11	$17,728,226	$17,637,750	$(90,476)
U.S. Treasury 30-Year Bonds	22	12/11	3,045,681	3,137,750	92,069
U.S. Treasury Ultra Long-Term Bonds	7	12/11	999,554	1,110,375	110,821
					112,414
Contracts to Sell:
U.S. Treasury 2-Year Notes	10	12/11	2,203,874	2,202,031	1,843
U.S. Treasury 10-Year Notes	783	12/11	101,262,877	101,863,406	(600,529)
					(598,686)

Net unrealized loss on open futures contracts					$(486,272)

At September 30, 2011, the Fund held TBA securities with a total cost of $1,666,750.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$204,733	($691,005)	($486,272)

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$10,823,667
Futures contracts (to sell)	70,749,502

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 28, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	November 28, 2011